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                                                             EXHIBIT 17(b)

                                POWER OF ATTORNEY


         We, the undersigned officers and Trustees of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio, High Yield Municipals Portfolio and Kansas Municipals Portfolio, each a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Municipals Trust II with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


        Signature                      Title                         Date
        ---------                      -----                         ----

                                   President and
/s/  Thomas J. Fetter              Principal Executive           April 22, 1997
----------------------------       Officer
     Thomas J. Fetter

                                   Treasurer and
/s/  James L. O'Connor             Principal Financial           April 22, 1997
----------------------------       and Accounting
     James L. O'Connor             Officer

/s/  Donald R. Dwight              Trustee                       April 22, 1997
----------------------------
     Donald R. Dwight

/s/  James B. Hawkes               Trustee                       April 22, 1997
----------------------------
     James B. Hawkes

/s/  Samuel L. Hayes, III          Trustee                       April 22, 1997
----------------------------
     Samuel L. Hayes, III

/s/  Norton H. Reamer              Trustee                       April 22, 1997
----------------------------
     Norton H. Reamer

/s/  John L. Thorndike             Trustee                       April 22, 1997
----------------------------
     John L. Thorndike

/s/  Jack L. Treynor               Trustee                       April 22, 1997
----------------------------
     Jack L. Treynor